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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 11, 1996





                              VIVRA INCORPORATED
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            (Exact name of registrant as specified in its charter)


              Delaware             1-10261           94-3096645
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           (State or other       (Commission        (IRS Employer
           jurisdiction of       File Number)         Id. No.)
           incorporation)


           400 Primrose, Suite 200, Burlingame, California 94010
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                (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 348-8200

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.

          10.1 Master Merger Agreement among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated; Pollard & Sublett, PSC; Stephen J. Pollard, M.D.; James L. Sublett, M.D. and Allergy & Asthma Research Institute, Inc.

          10.2 Agreement and Plan of Merger among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated; Pollard & Sublett, PSC; Stephen J. Pollard, M.D. and James L. Sublett, M.D.

          10.3  Agreement and Plan of Merger among Asthma & Allergy
                CareAmerica, Inc.; Vivra Incorporated; Allergy & Asthma Research Institute, Inc.; Stephen J. Pollard, M.D. and James L. Sublett, M.D.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 11, 1996

                               VIVRA INCORPORATED



                               By  /s/ LEANNE M. ZUMWALT
                                  ----------------------------------------------
                                         Leanne M. Zumwalt
                                     Executive Vice President


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